Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”) is made and entered into as of December 30, 2010, by and among Monotype Imaging Inc., a Delaware corporation (“Administrative Borrower”), the lenders listed on the signatory pages hereof (the “Lenders”), and Wells Fargo Capital Finance, Inc., formerly known as Wells Fargo Foothill, Inc., a California corporation, in its capacity as administrative agent (“Agent”).

WITNESSETH:

WHEREAS, Monotype Imaging Holdings Inc., a Delaware corporation (“Parent”), Administrative Borrower, Imaging Holdings Corp., a Delaware Corporation (“Imaging Holdings”), International Typeface Corporation, a New York corporation (“Typeface” and, together with Imaging Holdings and the Administrative Borrower, the “Borrowers”), the Lenders, certain other financial institutions party thereto as lenders and Agent are parties to that certain Amended and Restated Credit Agreement, dated as of July 30, 2007 (as amended, modified, supplemented or amended and restated from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers, Parent, Agent and the Lenders wish to amend the Credit Agreement as herein provided, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the agreements and provisions herein contained, the parties hereto do hereby agree as follows:

Section 1. Definitions. Any capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

Section 2. Amendments to the Credit Agreement.

2.01 Section 6.9 (Distributions) of the Credit Agreement is hereby amended by:

(a) deleting the word “and” appearing after the “,” in clause (ii) thereof;

(b) deleting the “.” appearing at the end of clause (ii) thereof and inserting “, and” in lieu therefor; and

(c) inserting the following new clause (iii) in the proper numerical order of such section

“(iii) Borrowers may make Distributions to Parent to enable Parent to repurchase its Stock pursuant to repurchase agreements or similar agreements approved by the Board of Directors; so long as (A) Borrowers

EXECUTION VERSION

have made the Third Amendment Prepayment, (B) the amount paid in respect of all such repurchases does not exceed (x) $5,000,000 in any period of two consecutive fiscal quarters, and (y) $10,000,000 in the aggregate, and (C) after giving effect to any such repurchase, the Borrowers are in compliance with Section 6.17.”

Section 3. Amendments to Schedule 1.1 (Definitions) of the Credit Agreement.

3.01 Schedule 1.1 is hereby amended by adding the following definition of “Third Amendment” in the proper alphabetical order of such Schedule:

“Third Amendment” means that certain Third Amendment to Amended and Restated Credit Agreement, dated as of December 30, 2010, by and among the Administrative Borrower (on behalf of the Loan Parties), the Lenders signatory thereto and the Agent.”

3.02 Schedule 1.1 is hereby further amended by adding the following definition of “Third Amendment Effective Date” in the proper alphabetical order of such Schedule:

““Third Amendment Effective Date” means December 30, 2010.”

3.03 Schedule 1.1 is hereby further amended by adding the following definition of “Third Amendment Prepayment” in the proper alphabetical order of such Schedule:

““Third Amendment Prepayment” means the prepayment of principal of the Term Loan made as of the Third Amendment Effective Date in an aggregate amount equal to $10,000,000, together with accrued interest on such principal amount being prepaid through the date of such prepayment.”

Section 4. Representations and Warranties. In order to induce Agent and the Lenders to enter into this Third Amendment, Administrative Borrower (on behalf of the Loan Parties) hereby represents and warrants that:

4.01 No Default. At and as of the date of this Third Amendment, and both prior to and after giving effect to this Third Amendment, no Default or Event of Default exists.

4.02 Representations and Warranties True and Correct. At and as of the date of this Third Amendment and at and as of the Third Amendment Effective Date and after giving effect to this Third Amendment, each of the representations and warranties contained in the Credit Agreement and the other Loan Documents is true, correct and complete in all material respects (except to the extent that such representations and warranties relate solely to an earlier date).

4.03 Corporate Power, Etc. Administrative Borrower (a) has all requisite corporate power and authority to execute and deliver this Third Amendment and to consummate the transactions contemplated hereby (on behalf of the Loan Parties) and (b) has taken all action,

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EXECUTION VERSION

corporate or otherwise, necessary to authorize the execution and delivery of this Third Amendment (on behalf of the Loan Parties). Administrative Borrower is entering into this Third Amendment (on behalf of the Loan Parties) in accordance with Section 14.1 of the Credit Agreement.

4.04 No Conflict. The execution, delivery and performance by Administrative Borrower (on behalf of the Loan Parties) of this Third Amendment will not (a) violate any provision of federal, state, or local law or regulation applicable to Parent or any Borrower, the Governing Documents of Parent or any Borrower, or any order, judgment, or decree of any court or other Governmental Authority binding on Parent or any Borrower, (b) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of Parent or any Borrower, (c) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of Parent or any Borrower, other than Permitted Liens, or (d) require any approval of Parent’s or any Borrower’s shareholders or any approval or consent of any Person under any Material Contract of Parent or any Borrower, other than consents and approvals that have been obtained and that are still in force and effect.

4.05 Binding Effect. This Third Amendment, when executed and delivered by Administrative Borrower (on behalf of the Loan Parties) will be the legally valid and binding obligations of Parent and the Borrowers, enforceable against Parent and the Borrowers in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

Section 5. Conditions. This Third Amendment shall be effective as of December 30, 2010 (the “Third Amendment Effective Date”) upon the fulfillment by Administrative Borrower, in a manner satisfactory to the Agent and the Lenders, of all of the following conditions precedent set forth in this Section 5:

5.01 Execution of the Third Amendment. Each of the required parties hereto shall have executed an original counterpart of this Third Amendment and shall have delivered (including by way of facsimile transmission or other electronic transmission) the same to Agent.

5.02 Representations and Warranties. As of the Third Amendment Effective Date, the representations and warranties set forth in Section 4 hereof shall be true and correct.

5.03 Compliance with Terms. Administrative Borrower (on behalf of the Loan Parties) shall have complied in all respects with the terms hereof and of any other agreement, document, instrument or other writing to be delivered by Administrative Borrower in connection herewith.

5.04 Delivery of Other Documents. Agent shall have received all such instruments, documents and agreements as the Agent may reasonably request, in form and substance reasonably satisfactory to the Agent.

5.05 Term Loan Prepayment. Administrative Borrower shall have made the Third Amendment Prepayment (as defined in Section 3.03 of this Third Amendment). The Third Amendment Prepayment shall be applied in accordance with Section 2.4(e) of the Credit Agreement.

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EXECUTION VERSION

Section 6. Waiver With Respect to Third Amendment Prepayment. With respect to the Third Amendment Prepayment, Agent hereby waives any requirement that the Borrowers provide prior written notice of such prepayment and any Applicable Prepayment Premium with respect to such prepayment. The waiver provided herein shall not be extended beyond the terms expressly set forth herein, nor shall anything contained herein be deemed to imply any willingness on the part of the Agent to agree to, or otherwise prejudice any rights of the Agent with respect to, any similar waivers that may be requested by the Borrowers.

Section 7. Waiver With Respect to Section 6.3 of the Credit Agreement. Agent hereby waives the requirements of Section 6.3 (Restriction on Fundamental Changes) of the Credit Agreement to permit Imaging Holdings Corp. (“IHC”) to recapitalize in order to reduce the number of authorized and issued and outstanding shares of IHC provided that, (i) both before and after any such recapitalization IHC shall remain a wholly owned subsidiary of Monotype Imaging Holdings Inc. and (ii) promptly following any such recapitalization, Administrative Borrower shall provide the Agent with a stock certificate with respect to all issued and outstanding shares of IHC and a corresponding stock transfer power.

Section 8. Amendment of Credit Agreement and Security Agreement Schedules. In the event that IHC effects the recapitalization permitted pursuant to Section 7 above, the Administrative Borrower shall promptly update Schedules 4.5(b) (Capitalization) and 4.5(c) (Subsidiaries) to the Credit Agreement and Schedule 4 (Pledged Companies) to the Security Agreement to reflect the authorized and issued and outstanding shares of IHC. following such recapitalization.

Section 9. Miscellaneous.

9.01 Continuing Effect. Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects. It is understood and agreed by the parties hereto that this Third Amendment constitutes a Loan Document.

9.02 No Waiver; Reservation of Rights. This Third Amendment is limited as specified and the execution, delivery and effectiveness of this Third Amendment shall not operate as a modification, acceptance or waiver of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Notwithstanding anything contained in this Third Amendment to the contrary, Agent and the Required Lenders expressly reserve the right to exercise any and all of their rights and remedies under the Credit Agreement, any other Loan Document and applicable law in respect of any Default or Event of Default.

9.03 Governing Law. THE VALIDITY OF THIS THIRD AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE

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EXECUTION VERSION

RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

9.04 Severability. The provisions of this Third Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Third Amendment in any jurisdiction.

9.05 Counterparts. This Third Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of this Third Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Third Amendment. Any party delivering an executed counterpart of this Third Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Third Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Third Amendment.

9.06 Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Third Amendment.

9.07 Binding Effect. This Third Amendment shall be binding upon and inure to the benefit of the Loan Parties, the Lenders and Agent and their respective successors and assigns; provided that the rights and obligations of the Loan Parties under this Third Amendment shall not be assigned or delegated without the prior written consent of Agent.

9.08 Expenses. Loan Parties agree to pay Agent upon demand for all reasonable expenses, including reasonable fees of attorneys and paralegals for Agent (who may be employees of Agent), incurred by Agent in connection with the preparation, negotiation and execution of this Third Amendment and any document required to be furnished herewith.

9.09 Integration. This Third Amendment, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MONOTYPE IMAGING INC., as Administrative Borrower, on behalf of the Loan Parties

By:	/s/ Scott E. Landers
Name:	Scott E. Landers
Title:	Chief Financial Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

WELLS FARGO CAPITAL FINANCE, INC., formerly known as Wells Fargo Foothill, Inc., as Agent

By:	/s/ David Sanchez
Name:	David Sanchez
Title:	Director

WELLS FARGO CAPITAL FINANCE, LLC., as a Lender

By:	/s/ David Sanchez
Name:	David Sanchez
Title:	Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

OTHER LENDERS:

FORTRESS CREDIT INVESTMENTS LTD., as a Lender

By:	/s/ Constantine M. Dakolias
Name:	Constantine M. Dakolias
Title:	Director

FORTRESS CREDIT INVESTMENTS II LTD., as a Lender

By:	/s/ Constantine M. Dakolias
Name:	Constantine M. Dakolias
Title:	Director

FORTRESS CREDIT FUNDING I LP, as a Lender

By: FORTRESS CREDIT FUNDING I GP LLC, its General Partner

By:	/s/ Constantine M. Dakolias
Name:	Constantine M. Dakolias
Title:	Director

FORTRESS CREDIT FUNDING II LP, as a Lender

By: FORTRESS CREDIT FUNDING II GP LLC, its General Partner

By:	/s/ Constantine M. Dakolias
Name:	Constantine M. Dakolias
Title:	Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

GOLUB CAPITAL MANAGEMENT CLO 2007-1, LTD, as a Lender

By: GOLUB CAPITAL MANAGEMENT LLC, as Collateral Manager

By:	/s/ Chris Jamieson
Name:	Chris Jamieson
Title:	Designated Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

GOLUB CAPITAL MANAGEMENT CLO-8, Ltd., as a Lender

By: GOLUB CAPITAL PARTNERS MANAGEMENT LTD, as Collateral Manager

By:	/s/ Chris Jamieson
Name:	Chris Jamieson
Title:	Designated Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

GOLUB CAPITAL BDC 2010-1 LLC, as a Lender

By: GC Advisors LLC, its Collateral Manager

By:	/s/ Chris Jamieson
Name:	Chris Jamieson
Title:	Designated Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

GOLUB INTERNATIONAL LOAN LTD. I, as a Lender

By: GOLUB CAPITAL INTERNATIONAL MANAGEMENT LLC, as Collateral Manager

By:	/s/ Chris Jamieson
Name:	Chris Jamieson
Title:	Designated Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

GC FINANCE OPERATIONS LLC, as a Lender

By: GC ADVISORS LLC, its Manager

By:	/s/ Chris Jamieson
Name:	Chris Jamieson
Title:	Designated Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

BERNARD NATIONAL LOAN INVESTORS, LTD., as a Lender

By: Fortress Value Recovery CM LLC, its collateral manager

By:	/s/ Douglas J. Cardoni
Name:	Douglas J. Cardoni
Title:	Chief Administrative Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

Bank of America, N.A., as a Lender

By:	/s/ William S. Rowe
Name:	William S. Rowe
Title:	Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]